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                                                             EXHIBIT 10.39


             FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT

          FIRST AMENDMENT, dated as of January 24, 1997 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of December 27, 1996, among MARVEL ENTERTAINMENT GROUP, INC., a Delaware corporation (the "Borrower"), as a debtor and debtor-in- possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), as debtors and debtors-in-possession under Chapter 11 of the Bankruptcy Code, THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                             W I T N E S S E T H:

          WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of December 27, 1996 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

          WHEREAS, the parties hereto have agreed that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement shall be amended subject to and upon the terms and conditions set forth herein.

          NOW, THEREFORE, it is agreed:

                        1. As used herein all terms which are defined in the Credit Agreement shall have the same meanings herein.

                        2. Section 7.1 of the Credit Agreement is hereby amended by deleting clause (h) set forth therein in its entirety and inserting in lieu thereof the following new clause (h):

                                    "(h) (x) Any Person, other than Ronald
                        O. Perelman or, in the event of his
                        incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative and his (or any of



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                        their) Affiliates (collectively, "ROP"), shall
                        "control" the Borrower, as such term is used in Rule 405 promulgated under the Securities Act of 1933, as amended, or (y) in the event that ROP ceases to so "control" the Borrower, any other Person shall own more than 25% of the issued and outstanding voting stock of the Borrower (except any stock which has the right to vote only upon the happening of a contingency); or"

                        3. Section 7.1 of the Credit Agreement is hereby amended by deleting clause (i) set forth therein in its entirety and inserting in lieu thereof the following new clause (i):

                                    "(i) the Bankruptcy Court shall enter an
                        order authorizing or directing the rejection by the Borrower or any of the Guarantors, pursuant to Section 365 of the Bankruptcy Code, of the exclusive license for the use of Marvel characters heretofore granted to Toy Biz; or"

                        4. Section 7.1 of the Credit Agreement is hereby amended by deleting clause (g) set forth therein in its entirety and inserting in lieu thereof the following:

                        "(g) Intentionally Omitted"

                        5. This Amendment shall not become effective (the "Effective Date") until the date on which this Amendment shall have been executed by the Borrower, the Guarantors, Chase and the Agent, and the Agent shall have received evidence satisfactory to it of such execution.

                        6. The Borrower agrees that its obligations set forth in Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

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                        7.  This Amendment shall be limited precisely as written
and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                        8. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                        9. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                     MARVEL ENTERTAINMENT GROUP, INC.


                                     By:/s/ Bobby G. Jenkins
                                        --------------------------------
                                     Title: Chief Financial Officer

                                     GUARANTORS:
                                     THE ASHER CANDY COMPANY


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                                      FLEER CORP.
                                      FRANK H. FLEER CORP.
                                      HEROES WORLD DISTRIBUTION, INC.
                                      MALIBU COMICS ENTERTAINMENT, INC.
                                      MARVEL CHARACTERS, INC.
                                      MARVEL DIRECT MARKETING INC.
                                      SKYBOX INTERNATIONAL INC.


                                      By:/s/ Steven Isko
                                          -------------------------------
                                          Title: Vice President

                                      THE CHASE MANHATTAN BANK,
                                       INDIVIDUALLY AND AS AGENT


                                      By:/s/ illegible
                                         ---------------------------------
                                      Title: Managing Director
                                      270 Park Avenue
                                      New York, New York 10017




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